No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
                                  EQUITY SERIES
            INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS Total
                               Authorized Shares:
          5,000,000,000 Shares of Capital Stock of Security Equity Fund
                         with a Par Value of $0.25 Each


THIS CERTIFIES THAT


is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
                                  GLOBAL SERIES
            INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS Total
                               Authorized Shares:
          5,000,000,000 Shares of Capital Stock of Security Equity Fund
                         with a Par Value of $0.25 Each

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
                             ASSET ALLOCATION SERIES
            INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS Total
                               Authorized Shares:
          5,000,000,000 Shares of Capital Stock of Security Equity Fund
                         with a Par Value of $0.25 Each

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25 per share, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                                SOCIAL AWARENESS

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                                      VALUE

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

No.                                                       SHARES _______________

                              SECURITY EQUITY FUND
               INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

        The company is authorized to issue an unlimited number of shares.
                              SMALL COMPANY SERIES

THIS CERTIFIES THAT

is the owner of

fully paid and non-assessable shares of Common Stock, each of the par value of $0.25, of SECURITY EQUITY FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY EQUITY FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)